UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 2, 2007

                                 VALCOM, INC.
				-------------
            (Exact name of registrant as specified in its charter)


       Delaware                 000-28416                    58-1700840
    ---------------	  ------------------------	-------------------
    (State or other       (Commission File Number)         (IRS Employer
    jurisdiction of              	                Identification No.)
     incorporation)



                  2525 NORTH NAOMI STREET, BURBANK, CA 91504
		  ------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (818) 848-5800


               920 South Commerce Street, Las Vegas, Nevada 89106
	  -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4 (c)  under the
    Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 2, 2007, the Company's wholly-owned subsidiary, Valcom Burbank Studios, a company formed pursuant to the laws of the State of California ("VBS"), entered into a Production Facility Agreement (the "February Agreement") with Twelve Yard Holdings, Inc., a California company ("TYH"), pursuant to which VBS provided facilities and personnel for the production of the television show "Without Prejudice." Pursuant to the February Agreement, VBS allowed TYH to use their television production facility between the dates of March 25, 2007 and April 6, 2007. Additionally, VBS provided additional facilities and personnel per the terms of the February Agreement, including studio cameras, monitors, lighting equipment, dressing rooms, and make-up and hair rooms, as well as studio managers, engineers, utilities and lighting board-men.

      Additionally, on May 8, 2007, VBS entered into a Production Facility Agreement (the "May Agreement") with Lock and Key Production ("LKP"), a
California company, pursuant to which VBS shall provide facilities and personnel for the production of "Off the Hook," a BET Network project. Pursuant to the May Agreement, VBS will allow LKP to use their television production facility between the dates of May 21, 2007 and October 5, 2007. Additionally, VBS will provide additional facilities and personnel per the terms of the May Agreement, including studio cameras, monitors, lighting equipment, dressing rooms, and make-up and hair rooms, as well as studio managers, engineers, and camera utilities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   SHELL COMPANY TRANSACTIONS.

      Not applicable.

(D) EXHIBITS


EXHIBIT NUMBER   DESCRIPTION

10.1 Production Facility Agreement dated February 2, 2007 between Valcom Burbank Studios and Twelve Yard Holdings Inc.

10.2 Production Facility Agreement dated May 8, 2007 between Valcom Burbank Studios and Lock and Key Productions.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VALCOM, INC.

Date: May 30, 2007         	By: /s/ Vince Vellardita
				    --------------------
                                    Vince Vellardita, Chief Executive Officer